Exhibit 10.16

UDR, INC.

1999 LONG-TERM INCENTIVE PLAN

NOTICE OF CLASS 2 LTIP UNIT AWARD

Grantee’s Name and Address:_________________________________

_________________________________

_________________________________

In consideration of the agreement by the Grantee named above (the “Grantee”) to provide services to or for the benefit of United Dominion Realty, L.P. (the “Partnership”), the Partnership hereby grants to the Grantee an award of Class 2 LTIP Units (the “Award”), subject to the terms and conditions of this Notice of Class 2 LTIP Unit Award (the “Notice”), the UDR, Inc. (the “Company”) 1999 Long-Term Incentive Plan, as amended from time to time (the “Plan”), the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended from time to time (the “Partnership Agreement”), and the Class 2 LTIP Unit Agreement (including Appendix A thereto) attached hereto (the “Agreement”).  Unless otherwise provided herein, the capitalized terms in this Notice shall have the same meaning as those defined in the Plan, the Partnership Agreement and/or the Agreement, as applicable.

Award Number _______________________________

Date of Award _______________________________

Total Number of Class 2 LTIP Units
Awarded (the “Class 2 LTIP Units”)_______________________________

Vesting Schedule:

Subject to the Grantee’s continuing employment, except as set forth below, and other limitations set forth in this Notice, the Agreement, the Partnership Agreement and the Plan, the Class 2 LTIP Units will vest only to the extent the established metrics set forth in the Agreement are met for the applicable performance periods set forth in the Agreement.  If the Grantee would become vested in a fraction of a Class 2 LTIP Unit, such Class 2 LTIP Unit shall not vest until the Grantee becomes vested in the entire Class 2 LTIP Unit.

The portions of the 20__ LTI Awards based upon the __________________ will vest on the date the Committee determines performance (the “Determination Date”) in January or February 20__.  The portion of the 20__ LTI Awards based upon the __________________ will be measured and vest 50% on the Determination Date in January or February 20__ and 50% on the one-year anniversary thereof.  Employment through the applicable vesting date is generally required except as otherwise provided in the Plan (except for Section 14.9 thereof), the applicable award agreement or as determined by the Committee, in its sole discretion.

Except as otherwise set forth in the Plan, except Section 14.9 thereof, the Agreement or as determined by the Committee, in its sole discretion, vesting shall cease upon the date the Grantee’s employment is terminated for any reason, and no Unvested Units shall thereafter become vested. In the event the Grantee’s employment is terminated for any reason, and the Class 2 LTIP Units do not otherwise vest, then all Unvested Units held by the Grantee immediately upon such termination of the Grantee’s employment shall automatically and without any further action thereupon be cancelled and forfeited

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without payment of any consideration therefor, and the Grantee shall have no further right, title or interest in or to the Unvested Units.

IN WITNESS WHEREOF, the Company, the Partnership and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, the Partnership Agreement and the Agreement.

UDR, Inc.,

a Maryland corporation

By: _________________________________

Date:

United Dominion Realty, L.P.,
a Delaware limited partnership

By:   UDR, Inc., a Maryland corporation

By: _________________________________

Date:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE CLASS 2 LTIP UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S EMPLOYMENT OR AS OTHERWISE SPECIFICALLY PROVIDED HEREIN (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, THE PARTNERSHIP AGREEMENT NOR IN THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S EMPLOYMENT, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

Grantee:

_________________________________

[Name]

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Award Number:  __________________

UDR, INC.

1999 LONG-TERM INCENTIVE PLAN

CLASS 2 LTIP UNIT AGREEMENT

1. Issuance of Class 2 LTIP Units.  In consideration of the agreement by the Grantee to provide services to or for the benefit of the Partnership, the Partnership hereby (a) issues to the Grantee an award (the “Award”) of the Total Number of Class 2 LTIP Units set forth in the Notice of Class 2 LTIP Unit Award (the “Notice”) to which this Class 2 LTIP Unit Agreement (this “Agreement”) is attached (the “Class 2 LTIP Units”), subject to the terms and provisions of the Notice, this Agreement, the Partnership Agreement and the Plan, and (b) if not already a Partner, admits the Grantee as a Partner of the Partnership on the terms and conditions set forth in the Notice, this Agreement, the Partnership Agreement and the Plan.  The Partnership and the Grantee acknowledge and agree that the Class 2 LTIP Units are hereby issued to the Grantee for the performance of services to or for the benefit of the Partnership in his or her capacity as a Partner or in anticipation of the Grantee becoming a Partner.  To the extent not an existing Partner, the Grantee shall be admitted to the Partnership as an additional Limited Partner with respect to the Class 2 LTIP Units only upon the satisfactory completion of the applicable requirements set forth in the Partnership Agreement, including the requirements set forth in Section 4 of Exhibit H to the Partnership Agreement.  At the request of the Partnership, the Grantee shall execute the Partnership Agreement or a joinder or counterpart signature page thereto.  The Grantee acknowledges that the Partnership may from time to time issue or cancel (or otherwise modify) LTIP Units in accordance with the terms of the Partnership Agreement.  The Class 2 LTIP Units shall have the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth in the Notice, this Agreement, the Plan and the Partnership Agreement.

2. Definitions.  For purposes of this Agreement, the following terms shall have the meanings set forth below.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Notice, the Plan, the Partnership Agreement and/or Appendix A, as applicable.

(a) “Base Units” means the number of Class 2 LTIP Units designated as Base Units on Appendix A attached hereto.

(b) “Class 2 LTIP Distribution Participation Date” means the applicable Determination Date.

(c) _____________ Metric:

(d) _____________ Metric:

(e) _____________ Metric:

(f) _____________ Metric:

3. Class 2 LTIP Units Subject to Partnership Agreement; Transfer Restrictions.  The Class 2 LTIP Units are subject to the terms of the Plan and the terms of the Partnership Agreement, including, without limitation, the restrictions on transfer of Units (including, without limitation, Class 2 LTIP Units) set forth in Article 9 of the Partnership Agreement.  Any permitted transferee of the Class 2 LTIP Units shall take such Class 2 LTIP Units subject to the terms of the Plan, this Agreement, the Notice and the Partnership Agreement.  Any such permitted transferee must, upon the request of the Partnership, agree to be bound by the Plan, the Partnership Agreement, the Notice and this Agreement, and shall execute the same on request, and must agree to such other waivers, limitations, and restrictions as the Partnership or the Company may reasonably require.  Any sale, transfer, exchange, redemption, assignment, pledge, hypothecation or other encumbrance (each, a “Transfer”) of the Class 2 LTIP Units which is not made in compliance with the Plan, the Partnership Agreement, the Notice and this Agreement shall be null and void and of no effect.  Notwithstanding any other provision of this Agreement, without the consent of the Committee (which it may give or withhold in its sole discretion), the Grantee shall not convert the Class 2 LTIP Units into Partnership Common Units, or Transfer the Class 2 LTIP Units (whether vested or unvested), including by means of a redemption of such Class 2 LTIP Units by the Partnership, until the earlier of (i) the occurrence of, and in connection with, a Change of Control (or such earlier time as is necessary in order for the Grantee to participate in such Change of Control transaction with respect to the Class 2 LTIP Units and receive the consideration payable with respect thereto in connection with such Change of Control) and (ii) the expiration of the two (2) year period following the Date of Award set forth in the Notice, other than by will or the laws of descent and distribution.

4. Performance Vesting.

(a) ____________ Units.  As soon as reasonably practicable (but in no event more than 60 days) following the completion of the Performance Period, the Committee shall determine the _______________, the number of _____________ Metric Distribution Equivalent Units, and the number of Class 2 LTIP Units granted hereby that have become _______________ Metric Vested Base Units and ___________ Vested Units, in each case as of the completion of the  ____________ Performance Period.  Upon such determination by the Committee (the “FFO Determination Date”), the Restrictions set forth in the Notice and Section 3 above shall lapse with respect to fifty-percent (50%) of the ________Metric Performance Vested Units and such __________ Metric Performance Vested Units shall become fully vested subject to Grantee’s continued employment through the Determination Date, except as provided in the Plan, except Section 14.9 thereof, this Agreement or as otherwise determined by the Committee, in its sole discretion.  The Restrictions shall lapse with respect to the remaining fifty-percent (50%) of the ___________ Metric Performance Vested Units and such ___________ Metric Performance Vested Units shall become fully vested on the first anniversary of the FFO Determination Date, subject to Grantee’s continued employment through such date, except as provided in the Plan, except Section 14.9 thereof, this Agreement or as otherwise determined by the Committee, in its sole discretion.   Any __________ Metric Base Units granted hereby which have not become _______________ Metric Performance Vested Base Units as of the FFO Determination Date will automatically be cancelled and forfeited without payment of any consideration therefor, and the Grantee shall have no further right to or interest in such _________ Metric Base Units.

(b) _____________ Metric Units.  As soon as reasonably practicable (but in no event more than 60 days) following the completion of the ____________ Performance Period, the Committee shall determine the Company’s ______, the ___________________ Performance Vesting Percentage, the number of _______________Distribution Equivalent Units, and the number of Class 2 LTIP Units granted hereby that have become _______________ Metric Vested Base Units and _____________ Performance Vested Units, in each case as of the completion of the ______________ Performance Period.  Upon such determination by the Committee (the “____________ Metric Determination Date”), the Restrictions shall lapse with respect to the _______________ Metric Performance Vested Units and such Relative Peer TSR Metric Performance Vested Units shall become fully vested subject to Grantee’s continued employment through the _____________ Metric Determination Date, except as provided in the Plan, except Section 14.9 thereof, this Agreement or as otherwise determined by the Committee, in its sole discretion.  Any ____________ Metric Base Units granted hereby which have not become ____________ Metric Performance Vested Base Units as of the ______________ Metric Determination Date will automatically be cancelled and forfeited without payment of any consideration therefor, and the Grantee shall have no further right to or interest in such ______________ Metric Base Units.

5. Delivery of Units.   The Class 2 LTIP Units will be registered in the name of the Grantee and may be held by the Company or the Partnership prior to the vesting of such Class 2 LTIP Units as provided in the Notice and this Agreement (the “Restricted Period”).  Any certificate for Class 2 LTIP Units issued during the Restricted Period shall be registered in the name of the Grantee and shall bear a legend in substantially the following form:

THIS CERTIFICATE AND THE CLASS 2 LTIP UNITS REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN A NOTICE OF CLASS 2 LTIP UNIT AWARD AND CLASS 2 LTIP UNIT AGREEMENT DATED JANUARY __, 20__ BETWEEN THE REGISTERED OWNER OF THE CLASS 2 LTIP UNITS REPRESENTED HEREBY,  UDR, INC. AND UNITED DOMINION REALTY, L.P.  RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENTS, COPIES OF WHICH ARE ON FILE IN THE OFFICE OF UDR, INC.

At the Company’s or the Partnership’s request, the Grantee hereby agrees to promptly execute, deliver and return to the Partnership any and all documents or certificates that the Company or the Partnership deems necessary or desirable to effectuate the cancellation and forfeiture of the Unvested Units, or to effectuate the transfer or surrender of such Unvested Units to the Partnership.  In addition, if requested, the Grantee shall deposit with the Company or the Partnership, a stock/unit power, or powers, executed in blank and sufficient to re-convey the Unvested Units to the Company or the Partnership upon termination of the Grantee’s service during the Restricted Period, in accordance with the provisions of the Notice and this Agreement.

6. Determinations by Committee.  Notwithstanding anything contained herein, all determinations, interpretations and assumptions relating to the vesting of the Award (including, without limitation, determinations, interpretations and assumptions with respect to the Company’s

_________ Metric, ___________ Metric, ____________ Metric and ________________ Metric) shall be made by the Committee and shall be applied consistently and uniformly to all similar Awards granted under the Plan (including, without limitation, similar awards which provide for payment in the form of cash or shares of Stock).  In making such determinations, the Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Committee, the Board, the Company, the Partnership and their officers and directors shall be entitled to rely upon the advice, opinions or the valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee in good faith and absent manifest error shall be final and binding upon the Grantee, the Company and all other interested persons. In addition, the Committee, in its discretion, may adjust or modify the methodology for calculations relating to the vesting of the Award (including, without limitation, the methodology for calculating the Company’s _________ Metric, __________ Metric, __________ Metric and _____________ Metric), other than the ___________ Metric Performance Vesting Percentage, the _______________ Performance Vesting Percentage, the _____________ Metric Performance Vesting Percentage and the ______________ Metric Performance Vesting Percentage, as necessary or desirable to account for events affecting the value of the Stock or Company __________ which, in the discretion of the Committee, are not considered indicative of Company performance, which may include events such as the issuance of new stock, stock repurchases, stock splits, issuances and/or exercises of stock grants or stock options, and similar events, all in order to properly reflect the Company’s intent with respect to the performance objectives underlying the Award or to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Award.

7. Covenants, Representations and Warranties. The Grantee hereby represents, warrants, covenants, acknowledges and agrees on behalf of the Grantee and his or her spouse, if applicable, that:

(a) Investment.  The Grantee is holding the Class 2 LTIP Units for the Grantee’s own account, and not for the account of any other person or entity.  The Grantee is holding the Class 2 LTIP Units for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

(b)Relation to the Partnership.  The Grantee is presently an executive officer of the Company, which is the sole general partner of the Partnership, or is otherwise providing services to or for the benefit of the Partnership, and in such capacity has become personally familiar with the business of the Partnership.

(c)Access to Information.  The Grantee has had the opportunity to ask questions of, and to receive answers from, the Partnership with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Partnership.

(d)Registration.  The Grantee understands that the Class 2 LTIP Units have not been registered under the 1933 Act, and the Class 2 LTIP Units cannot be transferred by the Grantee unless such transfer is registered under the 1933 Act or an exemption from such registration is available.  The Partnership has made no agreements, covenants or undertakings whatsoever to register the transfer of the Class 2 LTIP Units under the 1933 Act.  The Partnership has made no representations, warranties, or covenants whatsoever as to whether any exemption from the 1933 Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the 1933 Act, will be available.  If an exemption under Rule 144 is available at all, it will not be available until at least six (6) months after the grant of the Class 2 LTIP Units and then not unless the terms and conditions of Rule 144 have been satisfied.

(e)Public Trading.  None of the Partnership’s securities are presently publicly traded, and the Partnership has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

(f)Tax Advice.  The Partnership has made no warranties or representations to the Grantee with respect to the income tax consequences of the transactions contemplated by this Agreement (including, without limitation, with respect to the decision of whether to make an election under Section 83(b) of the Code), and the Grantee is in no manner relying on the Partnership or its representatives for an assessment of such tax consequences.  Grantee hereby recognizes that the Internal Revenue Service has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the LTIP Units for federal income tax purposes.  In the event that those proposed regulations or similar regulations become final or temporary regulations, the Grantee hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.  Grantee hereby further recognizes that the U.S. Congress is considering legislation that would change the federal tax consequences of acquiring, owning and disposing of LTIP Units.  The Grantee is advised to consult with his or her own tax advisor with respect to such tax consequences and his or her ownership of the Class 2 LTIP Units.

8. Capital Account.   The Grantee shall make no contribution of capital to the Partnership in connection with the issuance of the Class 2 LTIP Units and, as a result, the Grantee’s Capital Account balance in the Partnership immediately after his or her receipt of the Class 2 LTIP Units shall be equal to zero, unless the Grantee was a Partner in the Partnership prior to such issuance, in which case the Grantee’s Capital Account balance shall not be increased as a result of his or her receipt of the Class 2 LTIP Units.

9. Restrictions on Public Sale by the Grantee.   To the extent not inconsistent with applicable law, the Grantee agrees not to effect any sale or distribution of the Class 2 LTIP Units or any similar security of the Company or the Partnership, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the 1933 Act, during the fourteen (14) days prior to, and for a period of up to 180-days beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company or the Partnership (except as part of such offering), if and to the extent requested in writing by the Partnership or the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Partnership or the Company, which consent may be given or withheld in the Partnership’s or the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, the Partnership, managing underwriter or underwriters, or initial purchaser or purchasers as the case may be).

10. Conformity to Securities Laws.   The Grantee acknowledges that the Plan, the Notice and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to, the 1933 Act and the 1934 Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the 1934 Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Partnership or the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the award of Class 2 LTIP Units is made, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and this award of Class 2 LTIP Units shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11. Taxes.

(a) Tax Liability.  The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award.  Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with any aspect of the Award, including the grant, vesting, assignment, release or cancellation of the Class 2 LTIP Units, the subsequent sale of any Class 2 LTIP Units and the receipt of any Partnership distributions.  The Company does not commit and is under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.  For purposes of this Award, “Related Entity” shall mean a Parent or Subsidiary.

(b) Payment of Withholding Taxes.  Prior to any event in connection with the Award that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any social insurance, employment tax, payment on account or other tax-related obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(c) Section 83(b) Election.  The Grantee covenants that the Grantee shall make a timely election under Section 83(b) of the Code (and any comparable election in the state of the Grantee’s residence) with respect to the Class 2 LTIP Units, and the Partnership hereby consents to the making of such election(s).  In connection with such election, the Grantee and the Grantee’s spouse, if applicable, shall promptly provide a copy of such election to the Partnership.  A form of election under Section 83(b) of the Code is attached hereto as Appendix B.  The Grantee represents that the Grantee has consulted any tax advisor(s) that the Grantee deems advisable in connection with the filing of an election under Section 83(b) of the Code and similar state tax provisions. The Grantee acknowledges that it is the Grantee’s sole responsibility and not the Company’s or the Partnership’s to timely file an election under Section 83(b) of the Code (and any comparable state election), even if the Grantee requests that the Company, the Partnership or any representative thereof make such filing on the Grantee’s behalf. The Grantee should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence.

12. Profits Interests. The Partnership and the Grantee intend that (i) the Class 2 LTIP Units be treated as “profits interests” as defined in Internal Revenue Service Revenue Procedure 93-27, as

clarified by Revenue Procedure 2001-43, (ii) the issuance of such units not be a taxable event to the Partnership or the Grantee as provided in such revenue procedures, and (iii) the Partnership Agreement, the Plan, the Notice and this Agreement be interpreted consistently with such intent. In furtherance of such intent, effective immediately prior to the issuance of the Class 2 LTIP Units, the Partnership may revalue all Partnership assets to their respective gross fair market values, and make the resulting adjustments to the Capital Accounts of the Partners, in each case, as set forth in the Partnership Agreement.

13. Ownership Information.   The Grantee hereby covenants that so long as the Grantee holds any Class 2 LTIP Units, at the request of the Partnership, the Grantee shall disclose to the Partnership in writing such information relating to the Grantee’s ownership of the Class 2 LTIP Units as the Partnership reasonably believes to be necessary or desirable to ascertain in order to comply with the Code or the requirements of any other appropriate taxing authority.

14. Entire Agreement; Governing Law.  The Notice, the Plan, the Partnership Agreement and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, the Partnership and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company, the Partnership and the Grantee.  These agreements are to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

15. Construction.  The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

16. Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan, the Partnership Agreement or this Agreement shall be submitted by the Grantee, the Partnership or the Company to the Committee.  The resolution of such question or dispute by the Committee shall be final and binding on all persons.

17. Venue and Jurisdiction.  The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, the Partnership Agreement or this Agreement shall be brought exclusively in the United States District Court for Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

18. Plan Controls.   The terms contained in the Plan are incorporated into and made a part of the Notice and this Agreement, and the Notice and this Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of the Notice and this Agreement, the provisions of the Plan shall be controlling and determinative.

19. Successors. The Notice and this Agreement shall be binding upon any successor of the Company or the Partnership, in accordance with the terms of the Notice, this Agreement and the Plan.

20. Severability.   If any one or more of the provisions contained in the Notice or this Agreement is invalid, illegal or unenforceable, the other provisions of the Notice and this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

21. Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

22. Amendment.   The Committee may amend, modify or terminate this Agreement without approval of the Grantee; provided, however, that such amendment, modification or termination shall not, without the Grantee’s consent, reduce or diminish the value of this award determined as if it had been fully vested on the date of such amendment or termination.

23. Amendment and Delay to Meet the Requirements of Section 409A.  The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable.  In addition, the Company makes no representation that the Award will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units.  The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

END OF AGREEMENT

APPENDIX A

Definitions

Capitalized terms not defined herein shall have the meanings set forth in the Class 2 LTIP Unit Agreement to which this Appendix is attached.

“Base Units” means [_______] Class 2 LTIP Units.1

“Dividend Equivalent Payment” means, except as set forth below, with respect to the Class 2 LTIP Units, each Grantee shall receive dividend equivalents on the awards during the restricted period, which dividend equivalents shall be automatically deemed reinvested into additional Class 2 LTIP Units through the vesting date.  From and after the issuance of shares upon vesting, the Grantee shall receive cash dividends on the issued shares or Class 2 LTIP Units as and when paid.

With respect to any Class 2 LTIP Units granted to the Grantee, the Company shall pay a portion of the dividend equivalent described in the preceding paragraph to the Grantee as a distribution in the amount of 10 percent of any and all cash distributions (“Partial Distributions”) paid on such Class 2 LTIP Units during the period from the grant date to the date of final determination and true-up of the Class 2 LTIP Units earned.  Partial Distributions are non‑forfeitable when paid, whether or not the underlying Class 2 LTIP Units are eventually earned or vested pursuant to the terms of the Class 2 LTIP Unit Award Agreement.

“____________ Metric Base Units” means [_______] Base Units.2

“____________ Metric Base Units” means [_______] Base Units.3

“____________ Metric Base Units” means [____________] Base Units.4

“____________ Metric Base Units” means [_______] Base Units.5

___________________

1  Total number of Base Units will represent total base units (_________ Metric Base Units + ___________ Metric Base Units +_____________ Metric Base Units + ____________ Metric Base Units) at maximum performance, and will exclude the estimated number of units attributable to dividend value.

2 ______________ Metric Base Units will represent __% of the total Base Units.

3 ______________ Metric Base Units will represent __% of the total Base Units.

4 ______________ Metric Base Units will represent __% of the total Base Units.

5 ______________ Metric Base Units will represent __% of the total Base Units

APPENDIX B

FORM OF SECTION 83(b) ELECTION

[Attached]

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ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the taxable year in which the property was transferred the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, if any, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

1.The name, taxpayer identification number and address of the undersigned, and the taxable year for which this election is being made, are:

TAXPAYER’S NAME: ______________________________________________

TAXPAYER’S SOCIAL SECURITY NUMBER: _________________________

ADDRESS: _______________________________________________________

TAXABLE YEAR: _________________________________________________

The name, taxpayer identification number and address of the undersigned’s spouse are (complete if applicable):

SPOUSE’S NAME: _________________________________________________

SPOUSE’S SOCIAL SECURITY NUMBER: ____________________________

ADDRESS: _______________________________________________________

2.The property which is the subject of this election is <LTIPS_GRANTED> Class 2 LTIP Units (the “Units”) of United Dominion Realty, L.P. (the “Company”), representing an interest in the future profits, losses and distributions of the Company.

3.The date on which the above property was transferred to the undersigned was <GRANT_DATE>.

4.The above property is subject to the following restrictions: The Units are subject to forfeiture to the extent unvested upon a termination of service with the Company under certain circumstances and/or to the extent that certain performance conditions are not satisfied. These restrictions lapse upon the satisfaction of certain conditions as set forth in an agreement between the taxpayer and the Company.  In addition, the Units are subject to certain transfer restrictions pursuant to such agreement and the Amended and Restated Agreement of Limited Partnership of United Dominion Realty, L.P., as amended (or amended and restated) from time to time, should the taxpayer wish to transfer the Units.

5.The fair market value of the above property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) was $0.

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6.The amount paid for the above property by the undersigned was $0.

7.The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property.  A copy of this election will be furnished to the person for whom the services were performed.  Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred.  The undersigned is the person performing the services in connection with which the property was transferred.

Dated: _________________	____________________________________ <GRANTEE NAME>
Dated: _________________	____________________________________ <SPOUSE NAME>

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